Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


               I, William B. Yarmuth, Chief Executive Officer of Almost Family, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) The Annual Report on Form 10-K/A of the Company for the annual period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:          November 14, 2005             By  /s/ William B. Yarmuth
               -----------------                 -------------------
                                                 William B. Yarmuth
                                                 Chairman of the Board,
                                                 President & Chief Executive
                                                    Officer







   A signed copy of this original statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the
          Securities and Exchange Commission or its staff on request.